Accrued Expenses (Tables)	12 Months Ended
Dec. 31, 2021
Accrued Expenses [Abstract]
Summary of Accrued Expenses

Accrued expenses consist of the following (in USD thousands):

	December 31, 2021	December 31, 2020
Accrued Compensation	$9,148	$5,198
Accrued Professional fees	2,743	2,380
Accrued inventory purchases	2,472	—
Accrued IT support	25	753
Accrued Legal fees	125	462
Accrued Other	1,459	288
Total	$15,972	$9,081